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                                   SECOND AMENDMENT
                                          TO
                   AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY


    THIS SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (the "Second Amendment") is entered into this 17th day of December, 1996 between NORTHGLENN PARTNERS, L.P., a California limited partnership ("Seller") and EAGLE HARDWARE & GARDEN, INC., a Washington corporation ("Buyer").

                                      RECITALS:

    A. On September 6, 1996, Seller and Buyer entered into that certain Agreement for Purchase and Sale of Real Property (the "Agreement"), with respect to certain real property located in the City of Northglenn, County of Adams, Colorado, consisting of approximately 9.2 acres (the "Property").

    B. On November 13, 1996, the parties executed that certain First Amendment to Agreement for Purchase and Sale of Real Property (the "First Amendment") pursuant to which the parties extended certain timeframes in the Agreement, on the terms and conditions set forth therein.

    NOW, THEREFORE, in consideration of the covenants and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

    1. DELIVERY OF SURVEY. Paragraph 3(b) of the Agreement is hereby further amended to provide that Seller shall deliver the Survey to Buyer on or before December 15, 1996.

    2. EXTENSION OF OTHER DATES FOR PERFORMANCE. Because of the delay in the delivery of the Survey, the parties desire to extend certain other dates for performance in the Agreements. The amended timeframes are as follows:

         (a) The Contingency Period, as defined in Paragraph 4(a), shall now expire on March 3, 1997;

         (b) The Approval Period, as defined in Paragraph 4(b), shall now expire on June 2, 1997;

         (c) The date for Seller's waiver or approval of the conditions set forth in Paragraph 5(a) shall now expire on April 1, 1997;


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         (d)  The date for Seller's delivery of the grading and drainage plan, as set forth in Paragraph 6, shall be extended to January 15, 1997;

         (e) The Closing Date, as set forth in Paragraph 7, shall occur no later than June 30, 1997; and

         (f) The date for Buyer to deliver objections to the REA as set forth in Paragraph 15, shall be extended until January 22, 1997.

    3.   MISCELLANEOUS.

         (a) The Agreement, as modified herein, shall remain in full force and effect and is hereby ratified by the parties hereto.

         (b) Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement.

         (c) This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their permitted successor and assigns.

         (d) This Second Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.

    In Witness Whereof, the parties have executed this Second Amendment to be effective as of the date first set forth above.


                                            EAGLE HARDWARE & GARDEN, INC.
                                            a Washington corporation


                                       By:  /s/ PAUL B. MORRIS
                                           -----------------------------
                                       Title:  Vice President
                                              --------------------------

                         (signatures continued on next page)

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                                       NORTHGLENN PARTNERS, L.P.

                                       By:  HRBF NORTHGLENN NO. 3, L.P.
                                       a California limited partnership,
                                       General Partner

                                       By:  Northglenn - LRP, Inc.,
                                       a California corporation
                                       General Partner


                                       By:  /s/ Mark L. Kurtz
                                           --------------------------------
                                            Mark L. Kurtz
                                       Its: Vice-President


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